SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 8, 1999
                                                  -------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     On  March  8,  1999,  NTL  Incorporated  (NASDAQ:  NTLI;  EASDAQ:  NTLI.ED)
announced that it had completed its acquisition of Diamond Cable Communications plc ("Diamond"). NTL acquired Diamond for approximately 13 million shares in the transaction.

     In addition, Robert Goad, Chief Executive of Diamond, will be elected to NTL's Board of Directors and remain a principal of the combined company.

     A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         Exhibits

    99   Press release, issued March 8, 1999

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NTL INCORPORATED
                                         (Registrant)


                                       By: /s/ Richard J. Lubasch
                                       ---------------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Senior Vice President-
                                                  General Counsel


Dated: March 10, 1999

                                  EXHIBIT INDEX



   Exhibit                                                                Page

     99   Press release, issued March 8, 1999